Rule 497(e)
                                                       Registration No. 33-84842

                             THE BEAR STEARNS FUNDS
                            THE INSIDERS SELECT FUND
                         SUPPLEMENT DATED JULY 29, 1997
                        TO PROSPECTUS DATED JULY 29, 1997
                             CLASS A, C AND Y SHARES

Until September 15, 1997, Symphony Asset Management will act as sub-investment adviser to The Insiders Select Fund. The following relates to "Description of the Portfolio - Investment Strategy" on page 5 and describes Symphony Asset Management and its investment strategy:

Symphony Asset Management ("Symphony"), a subsidiary of BARRA, Inc., will serve as the Portfolio's sub-investment adviser and manage the Portfolio's day-to-day investment activities. Symphony using its proprietary IntelliVest(TM) Model to analyze transactions by corporate insiders, the behavior of financial analysts and the corporate finance activities of the companies themselves to determine which securities to purchase or sell short.

Symphony has developed a proprietary methodology (the "Intellivest(TM) Model") for analyzing the behavior of (i) corporate insiders--officers, directors and significant stockholders--through an analysis of their publicly filed reports of their trading activities in the equity securities of the companies for which they are insiders, (ii) financial analysts, through an analysis of their published reports about covered companies, including predicted earnings and revisions to predicted earnings, and (iii) the company itself, through an analysis of its behavior as to corporate finance matters, such as stock repurchase programs, dividend policies and new securities issuance.

Corporate insiders are believed by Symphony to be in the best position to understand the near term prospects of their companies. Symphony believes that insider behavior can be observed and analyzed, since insiders are required to disclose transactions in their company's equity securities to the Securities and Exchange Commission generally no later than the tenth day of the month following the transaction. Each month many thousands of these disclosures are received. Symphony believes that the laborious process of collecting, classifying and analyzing these transactions using the IntelliVest(TM) Model provides valuable investment management information.

Symphony believes that by monitoring changes in shares outstanding (in the hands of the public), a useful signal can be extracted relating to the firm's beliefs about its prospects. Similarly, the company's decision to sell securities to the public or another firm can be an indication that the company believes that its stock has reached a near-term high, a potentially useful sell signal.

Insiders, analysts and the company each send signals that can be analyzed using the IntelliVest(TM) Model to produce valuable information about the prospects for individual companies. Symphony believes that the most powerful analysis, however, comes from the interaction of all three sources. While no one signal alone determines whether a security will be purchased or sold, no security will be considered for purchase or sale using the IntelliVest(TM) Model unless a positive or negative signal, as the case may be, is received from insider behavior. In its analysis, the IntelliVest(TM) Model uses only data that is available to the public. Symphony obtains the data on insider trading activity from CDA/Investnet, which compiles this information from publicly available Securities and Exchange Commission filings. Symphony's research team has devoted five years of research to developing the framework necessary to analyze the behavior of each of these sources and the interaction among them.


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MANAGEMENT POLICIES

The Portfolio seeks to invest primarily in equity securities that, at the time of purchase, are believed by Symphony, using data from the IntelliVest(TM) Model, to provide opportunities for capital appreciation or gains through short selling.

Symphony seeks to use the IntelliVest(TM) Model to select all the Portfolio's securities. The IntelliVest(TM) Model, however, should not be expected to provide data sufficient to permit the Portfolio's entire portfolio to be invested in its selections. For its remaining assets invested in equity securities, Symphony will use an analytic valuation model created by the active strategies group of BARRA, Inc., Symphony's parent, to select from the universe of U.S. equity securities those securities it believes, in the aggregate, will approximate or exceed the total return performance of the Standard & Poor's 500 Stock Index.*

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*    "Standard  & Poor's,"  "S&P(R)"  and "S&P  500(R)"  are  trademarks  of The
     McGraw-Hill Companies, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies, Inc.

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